EXHIBIT 99.1

MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	December 31, 2019	PETITION DATE:	January 29, 2019

1.
Debtors in possession (or trustee) hereby submit this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtors).

Dollars reported in $ millions

2.	Asset and Liability Structure	End of Current	End of Prior	As of Petition
		Month	Month	Filing (1)
	a. Current Assets	$10,165	$10,604	$9,091
	b. Total Assets	$85,196	$85,396	$79,809
	c. Current Liabilities	$7,631	$6,294	$3,740
	d. Total Liabilities	$79,808	$76,274	$66,888

3.	Statement of Cash Receipts & Disbursements for Month	End of Current Month	End of Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$1,917	$1,634	$23,045
	b. Total Disbursements	$(2,481)	$(2,192)	$(22,400)
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$(564)	$(558)	$645
	d. Cash Balance Beginning of Month	$2,119	$2,677	$910
	e. Cash Balance End of Month (c + d)	$1,555	$2,119	$1,555

		End of Current Month	End of Prior Month	Cumulative (Case to Date) (1)
4.	Profit/(Loss) from the Statement of Operations	$(3,747)	$132	$(7,654)
5.	Account Receivables (Pre and Post-Petition)	$4,873	$4,724
6.	Post-Petition Liabilities	$4,687	$4,630
7.	Past Due Post-Petition Account Payables (over 30 days) (2)	$—	$—

(1) Data as of January 29, 2019 is not available, January 31, 2019 data used as Petition Date.
(2) In the ordinary course, in most instances the Debtors’ process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting the Debtors’ acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to be cleared for payment until such time as the validation operation is fully complete.  The Debtors are actively engaged on an ongoing basis with their supplier base to minimize the invoice matching and validation time frame.  To the best of the Debtors’ knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, the Debtors do not have any past due post-petition accounts payable as of December 31, 2019.

At the end of this reporting month:		Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)	✓
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	✓
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	✓
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	✓
12.	Are the estates insured for replacement cost of assets and for general liability?	✓
13.	Are a plan and disclosure statement on file? (1)	✓
14.	Was there any post-petition borrowing during this reporting period? (2)		✓

15.	Check if paid:
	Post-petition taxes:	✓
	U.S. Trustee Quarterly Fees:	✓
	Tax reporting and tax returns:	✓

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

(1) The Debtors filed with the Bankruptcy Court their Joint Chapter 11 Plan of Reorganization on September 9, 2019. The Debtors thereafter amended such plan on September 23, 2019 (Docket #3966), November 4, 2019 (Docket #4563) and December 12, 2019 (Docket #5101). On January 31, 2020, the Debtors and Shareholder Proponents (as defined in the Proposed Plan) filed the Debtors' and Shareholders Proponents' Joint Chapter 11 Plan of Reorganization with the Bankruptcy Court (the “Proposed Plan”). On February 7, 2020, the Debtors filed a proposed disclosure statement (the “Proposed Disclosure Statement”) (Docket #5700). The Debtors thereafter supplemented the Proposed Disclosure Statement on February 18, 2020 (Docket #5801).
(2) During the month of December 2019, the Debtors had $55 million letters of credit expire. On January 29, 2020, the Utility borrowed $500 million under the DIP Delayed Draw Term Loan Facility.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	February 26, 2020	/s/ DAVID S. THOMASON
David S. Thomason
Vice President, Controller, PG&E Corporation
Vice President, Chief Financial Officer and Controller, Pacific Gas and Electric Company

UNAUDITED STATEMENTS OF INCOME
FOR THE MONTH ENDED DECEMBER 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric		$1,427	$—	$1,427
Natural gas		594	—	594
Total operating revenues		2,021	—	2,021
Operating Expenses
Cost of electricity		143	—	143
Cost of natural gas		110	—	110
Operating and maintenance		1,024	(2)	1,022
Wildfire-related claims, net of insurance		4,988	—	4,988
Depreciation, amortization, and decommissioning		246	—	246
Total operating expenses		6,511	(2)	6,509
Operating Income (Loss)		(4,490)	2	(4,488)
Interest income		7	—	7
Interest expense		(654)	(19)	(673)
Other income, net		16	(1)	15
Reorganization items, net	Item 15	(29)	(1)	(30)
Loss Before Income Taxes		(5,150)	(19)	(5,169)
Income tax benefit		(1,421)	(3)	(1,424)
Net Loss		(3,729)	(16)	(3,745)
Preferred stock dividend requirement		2	—	2
Loss Attributable to Common Stock		$(3,731)	$(16)	$(3,747)

UNAUDITED STATEMENTS OF INCOME
PETITION DATE THROUGH DECEMBER 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric		$12,739	$—	$12,739
Natural gas		4,388	—	4,388
Total operating revenues		17,127	—	17,127
Operating Expenses
Cost of electricity		3,095	—	3,095
Cost of natural gas		733	—	733
Operating and maintenance		8,749	(23)	8,726
Wildfire-related claims, net of insurance		11,436	—	11,436
Depreciation, amortization, and decommissioning		3,233	(1)	3,232
Total operating expenses		27,246	(24)	27,222
Operating Income (Loss)		(10,119)	24	(10,095)
Interest income		82	1	83
Interest expense		(913)	(21)	(934)
Other income, net		243	9	252
Reorganization items, net	Item 15	(320)	(26)	(346)
Loss Before Income Taxes		(11,027)	(13)	(11,040)
Income tax provision (benefit)		(3,408)	8	(3,400)
Net Loss		(7,619)	(21)	(7,640)
Preferred stock dividend requirement		14	—	14
Loss Attributable to Common Stock		$(7,633)	$(21)	$(7,654)

UNAUDITED BALANCE SHEETS
AS OF DECEMBER 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
ASSETS
Current Assets
Cash and cash equivalents	Items 10 and 11	$1,122	$448	$1,570
Accounts receivable
Customers (net of allowance for doubtful accounts of $43)	Item 4	1,287	—	1,287
Accrued unbilled revenue		969	—	969
Regulatory balancing accounts		2,114	—	2,114
Other		2,647	121	2,617
Regulatory assets		315	—	315
Inventories	Item 3
Gas stored underground and fuel oil		97	—	97
Materials and supplies		550	—	550
Income taxes receivable		—	2	—
Other		635	11	646
Total current assets		9,736	582	10,165
Property, Plant, and Equipment
Electric		62,707	—	62,707
Gas		22,688	—	22,688
Construction work in progress		2,675	—	2,675
Other Plant in Service		18	2	20
Total property, plant, and equipment		88,088	2	88,090
Accumulated depreciation		(26,453)	(2)	(26,455)
Net property, plant, and equipment	Item 7	61,635	—	61,635
Other Noncurrent Assets
Regulatory assets		6,066	—	6,066
Nuclear decommissioning trusts		3,173	—	3,173
Operating lease right of use asset		2,279	7	2,286
Income taxes receivable		66	84	67
Other		1,659	5,276	1,804
Total other noncurrent assets		13,243	5,367	13,396
TOTAL ASSETS		$84,614	$5,949	$85,196

UNAUDITED BALANCE SHEETS
AS OF DECEMBER 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Debtor-in-possession financing, classified as current	Item 6	$1,500	$—	$1,500
Accounts payable	Item 5
Trade creditors		1,949	6	1,954
Regulatory balancing accounts		1,797	—	1,797
Other		675	42	566
Operating lease liabilities		553	3	556
Disputed claims and customer refunds		—	—	—
Interest payable		4	—	4
Other		1,263	(7)	1,254
Total current liabilities		7,741	44	7,631
Noncurrent Liabilities
Regulatory liabilities		9,270	—	9,270
Pension and other postretirement benefits		1,884	—	1,884
Asset retirement obligations		5,854	—	5,854
Deferred income taxes	Item 8	442	(122)	320
Operating lease liabilities		1,726	4	1,730
Other		2,626	58	2,573
Total noncurrent liabilities		21,802	(60)	21,631
Liabilities Subject to Compromise	Item 9	49,736	810	50,546
Shareholders’ Equity
Preferred stock		258	—	—
Common stock		1,322	13,058	13,038
Additional paid-in capital		8,550	—	—
Reinvested earnings		(4,796)	(7,892)	(7,892)
Accumulated other comprehensive loss		1	(11)	(10)
Total shareholders’ equity		5,335	5,155	5,136
Noncontrolling Interest - Preferred Stock of Subsidiary		—	—	252
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		$84,614	$5,949	$85,196

UNAUDITED STATEMENTS OF CASH FLOWS
AS OF DECEMBER 31, 2019

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Cash Flows from Operating Activities
Net loss(1)	$(7,622)	$(20)	$(7,642)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and decommissioning	3,233	1	3,234
Allowance for equity funds used during construction	(79)	—	(79)
Deferred income taxes and tax credits, net	(2,952)	4	(2,948)
Reorganization items, net (Item 15)	97	11	108
Disallowed capital expenditures	581	—	581
Other	167	40	207
Effect of changes in operating assets and liabilities:
Accounts receivable	(132)	28	(104)
Wildfire-related insurance receivable	35	—	35
Inventories	(80)	—	(80)
Accounts payable	579	(63)	516
Wildfire-related claims	(114)	—	(114)
Income taxes receivable/payable	5	18	23
Other current assets and liabilities	101	(24)	77
Regulatory assets, liabilities, and balancing accounts, net	(1,417)	—	(1,417)
Liabilities subject to compromise	12,194	28	12,222
Other noncurrent assets and liabilities	214	(17)	197
Net cash provided by operating activities	4,810	6	4,816
Cash Flows from Investing Activities
Capital expenditures	(6,313)	—	(6,313)
Proceeds from sales and maturities of nuclear decommissioning trust investments	956	—	956
Purchases of nuclear decommissioning trust investments	(1,032)	—	(1,032)
Other	11	—	11
Net cash used in investing activities	(6,378)	—	(6,378)
Cash Flows from Financing Activities
Proceeds from debtor-in-possession credit facility	1,850	—	1,850
Repayments of debtor-in-possession credit facility	(350)	—	(350)
Debtor-in-possession credit facility debt issuance costs	(97)	(16)	(113)
Common stock issued	—	85	85
Other	(8)	—	(8)
Net cash provided by financing activities	1,395	69	1,464
Net change in cash, cash equivalents, and restricted cash	(173)	75	(98)
Cash, cash equivalents, and restricted cash at January 1	1,302	373	1,675
Cash, cash equivalents, and restricted cash at December 31	$1,129	$447	$1,577
Less: Restricted cash and restricted cash equivalents included in other current assets	(7)	—	(7)
Cash and cash equivalents at December 31	$1,122	$448	$1,570

(1) Net loss is for the year ended December 31, 2019 and will not agree to net loss as shown in Petition to Date Income Statement.

Supplemental disclosures of cash flow information
Cash paid for:
Interest, net of amounts capitalized	$(7)	$(3)	$(10)
Supplemental disclosures of noncash investing and financing activities
Capital expenditures financed through accounts payable	$826	$—	$826
Operating lease liabilities arising from obtaining ROU assets	$2,807	$9	$2,816

1. BASIS OF PRESENTATION

General

On January 29, 2019, PG&E Corporation (the “Corporation”) and its subsidiary, Pacific Gas and Electric Company (the “Utility”) (together with the Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in either of the Chapter 11 Cases.

On February 12, 2019, the United States Trustee (the “U.S. Trustee”) appointed an Official Committee of Unsecured Creditors (the “UCC”). On February 15, 2019, the U.S. Trustee appointed an Official Committee of Tort Claimants (the “TCC”).

Debtor-in-Possession Financial Statements

Financial Accounting Standards Board Accounting Standards Codification 852 (Reorganizations) (“ASC 852”), which is applicable to companies in Chapter 11, requires that financial statements for periods after the filing of a Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The accompanying financial statements have been prepared solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ Chapter 11 Cases (the “Monthly Operating Reports”). The Debtors caution investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Debtors.

The financial information contained in the Monthly Operating Reports is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America. The Monthly Operating Reports should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of the Corporation and the Utility and any of their non-debtor subsidiaries, as the results of operations contained in the Monthly Operating Reports are not necessarily indicative of results which may be expected for any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

The Utility’s unaudited financial statements reflected under the column “Pacific Gas and Electric Company” are presented on a consolidated basis and include the accounts of the Utility and the following subsidiaries of the Utility that individually and in aggregate are immaterial: Eureka Energy Company, Midway Power, LLC, Pacific Energy Fuels Company, and Standard Pacific Gas Line Incorporated.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” are presented on a consolidated basis and include the accounts of the following subsidiaries of the Corporation that individually and in aggregate are immaterial: PCG Capital, Inc., PG&E Corporation Support Services, Inc., and PG&E Corporation Support Services II, Inc.  The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” exclude the accounts of the Utility.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation, Consolidated” are presented on a consolidated basis and include the accounts of the Corporation, the Utility, and other wholly owned and controlled subsidiaries.

These unaudited financial statements differ from the requirements of generally accepted accounting principles in that they exclude certain financial statements (statements of shareholders’ equity and other comprehensive income), relevant footnotes and certain reclassifications.

Liabilities Subject to Compromise

As a result of the Chapter 11 Cases, the payment of pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court confirms a Chapter 11 plan of reorganization and such plan becomes effective. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC 852 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on the Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Reorganization Items

ASC 852 requires expenses and income directly associated with the Chapter 11 Cases to be reported separately in the income statement. Reorganization items are reported net and include expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed, net of interest income.

Post-Petition Liabilities

Post-petition liabilities reflected in the Monthly Operating Report include Accounts payable – trade creditors, Accounts payable – other, and Other current liabilities, excluding amounts pertaining to regulatory liabilities.

2. CHAPTER 11 FILING

On January 29, 2019, the Debtors filed the Chapter 11 Cases with the Bankruptcy Court. The Debtors continue to operate their businesses as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On January 31, 2019, the Bankruptcy Court approved, on an interim basis, certain motions (the “First Day Motions”) authorizing, but not directing, the Debtors to, among other things, (a) secure $5.5 billion of debtor-in-possession financing; (b) continue to use and the Debtors’ cash management system; and (c) pay certain pre-petition claims relating to (i) certain safety, reliability, outage, and nuclear facility suppliers; (ii) shippers, warehousemen, and other lien claimants; (iii) taxes; (iv) employee wages, salaries, and other compensation and benefits; and (v) customer programs, including public purpose programs. The First Day Motions were subsequently approved by the Bankruptcy Court on a final basis at hearings on February 27, 2019, March 12, 2019, March 13, 2019, and March 27, 2019.

On July 1, 2019, the Bankruptcy Court entered an order approving a deadline of October 21, 2019, at 5:00 p.m. (Pacific Time) (the “Bar Date”) for filing claims against the Debtors relating to the period prior to the Petition Date. The Bar Date is subject to certain exceptions, including for claims arising under section 503(b)(9) of the Bankruptcy Code, the bar date for which occurred on April 22, 2019. The Bankruptcy Court also approved the Debtors’ plan to provide notice of the Bar Date to parties in interest, including potential wildfire-related claimants and other potential creditors. On November 11, 2019, the Bankruptcy Court entered an order [Docket No. 4672] approving a stipulation between the Debtors and the TCC to extend the Bar Date for unfiled, non-governmental fire claimants to December 31, 2019, at 5:00 p.m. (Pacific Time).

On June 18, 2019, the Debtors entered into Plan Support Agreements with certain local public entities providing for an aggregate of $1.0 billion to be paid by the Debtors to such public entities pursuant to the Debtors’ Chapter 11 plan of reorganization in order to settle such public entities’ claims against the Debtors relating to the 2018 Camp fire, the 2017 Northern California wildfires and the 2015 Butte fire (collectively, “Public Entity Wildfire Claims”). The Debtors have entered into a Plan Support Agreement with each of the following public entities or group of public entities, as applicable: (i) the City of Clearlake, the City of Napa, the City of Santa Rosa, the County of Lake, the Lake County Sanitation District, the County of Mendocino, Napa County, the County of Nevada, the County of Sonoma, the Sonoma County Agricultural Preservation and Open Space District, the Sonoma County Community Development Commission, the Sonoma County Water Agency, the Sonoma Valley County Sanitation District and the County of Yuba; (ii) the Town of Paradise; (iii) the County of Butte; (iv) the Paradise Recreation & Park District; (v) the County of Yuba; and (vi) the Calaveras County Water District.

On September 22, 2019, the Debtors entered into a Restructuring Support Agreement with certain holders of insurance subrogation claims (collectively, the “Consenting Subrogation Creditors”) which agreement was amended and restated on

November 1, 2019 and subsequently amended further during November and December 2019 (as amended, the “Subrogation RSA”). The Subrogation RSA provides for an aggregate amount of $11.0 billion to be paid by the Debtors pursuant to the Proposed Plan in order to settle all insurance subrogation claims (the “Subrogation Claims”) relating to the 2017 Northern California wildfires and the 2018 Camp fire, upon the terms and conditions set forth in the Subrogation RSA. Under the Subrogation RSA, the Debtors also have agreed to reimburse the holders of Subrogation Claims for professional fees of up to $55 million, upon the terms and conditions set forth in the Subrogation RSA. On December 19, 2019, the Bankruptcy Court entered an order granting the Debtors' motion to approve the Subrogation RSA.

On December 6, 2019, the Debtors entered into a Restructuring Support Agreement, which was subsequently amended on December 16, 2019 (as amended, the “TCC RSA”), with the TCC, the attorneys and other advisors and agents for holders of Fire Victim Claims (as defined below) that are signatories to the TCC RSA (each a “Consenting Fire Claimant Professional”), and the Shareholder Proponents. The TCC RSA provides for, among other things, an aggregate of $13.5 billion in value to be provided by the Debtors pursuant to the Proposed Plan in order to settle and discharge all claims against the Debtors relating to the 2015 Butte fire, the 2017 Northern California wildfires and the 2018 Camp fire (other than the Subrogation Claims and the Public Entity Wildfire Claims) (the “Fire Victim Claims”), upon the terms and conditions set forth in the TCC RSA and the Proposed Plan. On December 19, 2019, the Bankruptcy Court entered an order granting the Debtors’ motion to approve the TCC RSA.

On January 22, 2020, the Debtors entered into a Restructuring Support Agreement (the “Noteholder RSA”) with certain holders of senior unsecured debt of the Utility that are identified in the Noteholder RSA as “Consenting Noteholders” and the Shareholder Proponents. The Noteholder RSA provides for, among other things, (i) the refinancing of the Utility’s senior unsecured debt in satisfaction of all claims arising out of the currently outstanding Utility notes maturing through 2022 in an aggregate principal amount of $1.75 billion (the “Utility Short-Term Senior Notes”), the long-term Utility notes bearing an interest rate greater than 5% of which there is an aggregate principal amount outstanding of $6.2 billion (the “Utility Long-Term Senior Notes”) and the Utility's pre-petition credit facilities and certain series of Pollution Control bonds (collectively, the “Utility Funded Debt”), and (ii) the reinstatement of the remaining outstanding $9.58 billion aggregate principal amount of the Utility notes (the “Utility Reinstated Senior Notes"), in each case pursuant to the Proposed Plan and upon the terms and conditions set forth in the Noteholder RSA. Under the Noteholder RSA, the Debtors have also agreed to reimburse the holders of Utility Long-Term Senior Notes for debt placement fees and the members of the Ad Hoc Noteholder Committee for professional fees of up to $99 million upon the terms and conditions set forth in the Noteholder RSA. On February 5, 2020, the Bankruptcy Court entered an order granting the Debtors' motion to approve the Noteholder RSA.

On February 7, 2020, pursuant to section 1125 of the Bankruptcy Code, the Debtors filed the Proposed Disclosure Statement, and on February 18, 2020, the Debtors filed certain financial projections as an exhibit to the Proposed Disclosure Statement. The hearing before the Bankruptcy Court to consider approval of the Proposed Disclosure Statement is scheduled for March 10, 2020.

For additional information regarding the Chapter 11 Cases, refer to the website maintained by Prime Clerk, LLC, the Company’s claims and noticing agent, at http://restructuring.primeclerk.com/pge, as well as to the Debtors' joint annual report on Form 10-K for the year ended December 31, 2019, and other reports filed with the SEC, which are available on PG&E Corporation's website at www.pgecorp.com and on the SEC website at www.sec.gov.  The Debtors also routinely post or provide links to certain documents and information related to the Chapter 11 Cases at http://investor.pgecorp.com, under the “Chapter 11” tab.

3. INVENTORY

Inventories are carried at weighted-average cost and include natural gas stored underground as well as materials and supplies.  Natural gas stored underground is recorded to inventory when injected and then expensed as the gas is withdrawn for distribution to customers or to be used as fuel for electric generation.  Materials and supplies are recorded to inventory when purchased and expensed or capitalized to plant, as appropriate, when consumed or installed.

4. ACCOUNTS RECEIVABLE

The following reflects the balance of the Utility’s Accounts receivable – Customers as of December 31, 2019:

(in millions)	Accounts Receivable – Customers (Pre and Post-Petition)
Receivables Aging
0 -30 Days	$782
31-60 Days	112
61-90 Days	62
91+ Days	174
Unmailed invoices	160
Total accounts receivable – Customers	1,290
Other (1)	40
Allowance for doubtful accounts	(43)
Accounts receivable – Customers (net)	$1,287

(1) Represents Department of Water Resources bond charge, credit balance reclassification, and unidentified receipts.

5. ACCOUNTS PAYABLE

To the best of the Debtors’ knowledge, all undisputed, validated post-petition accounts payable have been and are being paid under agreed-upon payment terms.

In the ordinary course, in most instances the Debtors’ process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting the Debtors’ acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to be cleared for payment until such time as the validation operation is fully complete.  The Debtors are actively engaged on an ongoing basis with its supplier base to minimize the invoice matching and validation time frame.  To the best of the Debtors’ knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, the Debtors do not have any past due post-petition accounts payable as of December 31, 2019.

6. DEBTOR-IN-POSSESSION (“DIP”) FINANCING

The following table summarizes the Debtors’ outstanding borrowings and availability under their DIP credit facilities at December 31, 2019:

(in millions)	Aggregate Limit		Term Loan Borrowings	Revolver Borrowings	Letters of Credit Outstanding	Aggregate Availability
PG&E Corporation	$—		$—	$—	$—	$—
Utility	5,500	(1)	1,500	—	663	3,337
Total DIP credit facilities	$5,500		$1,500	$—	$663	$3,337

(1) May be extended to December 2021, subject to satisfaction of certain terms and conditions, including payment of a 25 basis point extension fee.

On January 29, 2020, the Utility borrowed $500 million under the DIP Delayed Draw Term Loan Facility.

7. PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment are reported at the lower of their historical cost less accumulated depreciation or fair value.  Historical costs include labor and materials, construction overhead, and allowance for funds used during construction.  PG&E Corporation Consolidated balances of its property, plant, and equipment were as follows at December 31, 2019:

(in millions)	PG&E Corporation Consolidated
Electric (1)	$62,707
Gas	22,688
Construction work in progress	2,675
Other Plant in Service	20
Total property, plant, and equipment	88,090
Accumulated depreciation	(26,455)
Net property, plant, and equipment	$61,635

(1) Balance includes nuclear fuel inventories.  Stored nuclear fuel inventory is stated at weighted-average cost.  Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output.

8. PAYMENT OF TAXES

To the best of the Debtors’ knowledge, the Corporation and the Utility are current on all taxes payable.

9. LIABILITIES SUBJECT TO COMPROMISE

The following reflects the balance of liabilities subject to compromise (“LSTC”) as of December 31, 2019:

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Financing Debt (1)	$22,450	$666	$23,116
Wildfire-related Claims(2)	25,548	—	25,548
Trade creditors	1,183	5	1,188
Non-qualified benefit plan	20	137	157
2001 bankruptcy disputed claims (3)	234	—	234
Customer deposits & advances	71	—	71
Others	230	2	232
Total Liabilities Subject to Compromise	$49,736	$810	$50,546

(1) At December 31, 2019, PG&E Corporation and the Utility had $650 million and $21,526 million in aggregate principal amount of pre-petition indebtedness, respectively. Pre-petition financing debt includes accrued contractual interest of $1 million and $286 million for PG&E Corporation and the Utility, respectively, to the Petition Date. Financing debt also includes post-petition interest of $15 million and $638 million for PG&E Corporation and the Utility, respectively, in accordance with the terms of the Noteholder RSA, please see Note 2 of the Notes to the Consolidated Financial Statements in the Debtors’ joint annual report on Form 10-K for the year ended December 31, 2019.
(2) For information on pre-petition wildfire-related claims reported as LSTC, please see Note 14 of the Notes to the Consolidated Financial Statements in the Debtors’ joint annual report on Form 10-K for the year ended December 31, 2019.
(3) 2001 bankruptcy disputed claims includes $14 million of interest recorded at the interest rate specified by FERC in accordance with S35.19a of the FERC regulations.

10. RECAPITULATION OF FUNDS HELD AT END OF MONTH

The following reflects the bank balances of the Corporation and the Utility as of December 31, 2019:

Legal Entity	Bank	Account No.	Balance, End of Month (in ones)
PG&E Corporation	The Bank of New York Mellon	8400	$448,000,000
PG&E Corporation	The Bank of New York Mellon	9023	—
PG&E Corporation	Bank of America	7107	—
PG&E Corporation	The Bank of New York Mellon	4558	—

PG&E Corporation	Union Bank of California	9557	737
PG&E Corporation	Bank of America	0X30	—
PG&E Corporation	Barclays Capital Inc.	1362	—
PG&E Corporation	BNP Paribas	0652	—
PG&E Corporation	Citigroup Global Markets	0473	—
PG&E Corporation	Goldman, Sachs & Co	0609	—
PG&E Corporation	JP Morgan Chase Bank, N.A.	0698	—
PG&E Corporation	Merrill Lynch	0X30(3)	—
PG&E Corporation	Mitsubishi UFJ Securities USA, INC.	0189	—
PG&E Corporation	Morgan Stanley / ISG Operations	4966	—
PG&E Corporation	RBC Capital Markets	2226	—
PG&E Corporation	Wells Fargo Securities, LLC	7221	—
PG&E Corporation	Bank of America	7981(3)	—
PG&E Corporation	The Bank of New York Mellon	9946(3)	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	824,500,000
Pacific Gas & Electric Company	Union Bank of California	5581	271,884,170
Pacific Gas & Electric Company	Citibank N. A.	2091	478,489
Pacific Gas & Electric Company	Bank of America	3212	493,380
Pacific Gas & Electric Company	The Bank of New York Mellon	9994	585,989
Pacific Gas & Electric Company	The Bank of New York Mellon	7822	—
Pacific Gas & Electric Company	The Bank of New York Mellon	5477	—
Pacific Gas & Electric Company	Royal Bank of Canada	0446	1,378,522
Pacific Gas & Electric Company	Bank of America	7115	—
Pacific Gas & Electric Company	U.S. Bank	2311	629,308
Pacific Gas & Electric Company	Bank of America	2988	46,730
Pacific Gas & Electric Company	The Bank of New York Mellon	3044	—
Pacific Gas & Electric Company	Bank of America	2302	713,732
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	4XL9	3,040
Pacific Gas & Electric Company	The Bank of New York Mellon	4122	1,000
Pacific Gas & Electric Company	The Bank of New York Mellon	3532	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.2	—
Pacific Gas & Electric Company	Bank of America	0817	—
Pacific Gas & Electric Company	Bank of America	1675(3)	—
Pacific Gas & Electric Company	Citibank N. A.	0901	—
Pacific Gas & Electric Company	Citibank N. A.	1958	—
Pacific Gas & Electric Company	Citibank N. A.	2316	—
Pacific Gas & Electric Company	Citigroup Global Markets	6473	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.16	—

Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.2	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.16	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.17	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.18	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.19	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.20	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.21	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.22	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.23	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.24	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	387.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	7110	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8544	259
Pacific Gas & Electric Company	The Bank of New York Mellon	9990	4,947,069
Pacific Gas & Electric Company	The Bank of New York Mellon	4017	—
Pacific Gas & Electric Company	The Bank of New York Mellon	0143	—
Pacific Gas & Electric Company	Wells Fargo Bank N.A.	9578	—
Pacific Gas & Electric Company	The Bank of New York Mellon	9978	—
Pacific Gas & Electric Company	U.S. Bank	5000	1,002,457
Pacific Gas & Electric Company	Bank of America	2520	—
Total Funds on Hand for all Accounts (1)(2)			$1,554,664,882

(1) Schedule does not include Wells Fargo accounts 5300 and 5400; these accounts are held by grantor trusts relating to post-service benefits to directors, officers, and other highly paid employees, which have a combined value of $176,499,473. The grantor trusts are considered assets of the Corporation subject to creditor claims.
(2) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.
(3) Bank accounts Bank of America 7981 and 1675, BNY Mellon 9946, and Merrill Lynch 0X30 were closed as of December 31, 2019.

11. CASH RECEIPTS AND DISBURSEMENTS

The following reflects the cash receipts and disbursements of the Corporation and the Utility for the month ended December 31, 2019:

(in ones)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Beginning Cash (1)(2)	$1,670,412,733	$448,479,798	$2,118,892,531
Total receipts (3)	1,907,745,100	9,267,035	1,917,012,135
Total disbursements (3)	(2,471,493,685)	(9,746,099)	(2,481,239,784)
DIP borrowing and repayments, net (net of fees)	—	—	—
Total Change in Cash	(563,748,585)	(479,064)	(564,227,649)
Ending Cash (1)(2)	$1,106,664,148	$448,000,734	$1,554,664,882

(1) Calculated using balance per bank.
(2) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.
(3) Includes intercompany receipts and disbursements between the Corporation and the Utility.

12.  PAYMENTS ON PRE-PETITION DEBT

The following reflects the payments for the month ended December 31, 2019 made in accordance with the authority granted by the Bankruptcy Court pursuant to the First Day Motions.

(in millions)	Disbursed in Month
First Day Motions
Operational Integrity Supplier	$—
Cash Management	—
NGX - CAISO	—
Public Purpose Programs	1
Shippers / Liens	—
Tax	—
Employee Wage and Benefits	5
Insurance	—
503(b)(9) (1)	—
Total	$6

(1) Pursuant to the Operational Integrity Motion Debtors are allowed to pay valid 503(b)(9) claims.

13.  PAYMENTS FOR RETAINED PROFESSIONALS

The following reflects payments made to retained bankruptcy professionals during the month ended December 31, 2019.

(in ones)
Name	Payment Date	Total Payments for the Month
Axiom Advisors Inc.	12/23/19	$60,000
Baker & Hostetler LLP	12/4/2019	3,196,461
Berman And Todderud PLLP	12/28/2019	84,948
Centerview Partners LLC	12/11, 12/23/2019	1,059,664
Coblentz Patch Duffy & Bass LLP	12/11, 12/27/2019	239,273
Cravath Swaine & Moore LLP	12/7, 12/10, 12/11, 12/17, 12/18, 12/19/2019	27,110,225
Deloitte & Touche LLP	12/19/2019	733,721
Development Specialists Inc.	12/18/2019	381,153
Dundon Advisers LLC	12/16/2019	127,733
FTI Consulting Inc.	12/4, 12/18/2019	1,954,981
Groom Law Group Chartered	12/11/2019	478,836
Jenner & Block LLP	12/17, 12/18, 12/19/2019	2,037,730
Keller & Benvenutti LLP	12/4, 12/31/2019	450,114
Lincoln International LP	12/11/2019	1,180,316
Milbank LLP	12/12/2019	1,289,250
Morrison & Foerster LLP	12/18/2019	1,213,834
Munger Tolles & Olson LLP	12/3, 12/6, 12/10, 12/11, 12/17, 12/21/2019	5,739,855
PricewaterhouseCoopers LLP	12/24/2019	748,795
Simpson Thacher & Bartlett LLP	12/10, 12/12/2019	973,905
Weil Gotshal & Manges LLP	12/4, 12/17, 12/18/2019	6,855,088
Willis Towers Watson US LLC	12/11, 12/12, 12/14/2019	378,054
Total		$56,293,936

14.  PAYMENTS TO INSIDERS

The following reflects the cash payments made to insiders of the Corporation and the Utility during the month ended December 31, 2019.

Current Section 16 officers of the Corporation and/or the Utility.

(in ones)		Total Payments for Month (2)
Name (1)	Title
William D. Johnson	Chief Executive Officer and President, PG&E Corporation	208,333
Michael A. Lewis	Senior Vice President, Electric Operations, Pacific Gas and Electric Company	44,167
Janet C. Loduca	Senior Vice President and General Counsel, PG&E Corporation and Pacific Gas and Electric Company	48,382
John R. Simon	Executive Vice President, Law, Strategy, and Policy, PG&E Corporation	58,382
David S. Thomason	Vice President, Chief Financial Officer, and Controller, Pacific Gas and Electric Company Vice President and Controller, PG&E Corporation	27,548
Andrew M. Vesey	Chief Executive Officer and President, Pacific Gas and Electric Company	83,333
Jason P. Wells	Executive Vice President and Chief Financial Officer, PG&E Corporation	52,965
James M. Welsch	Senior Vice President and Chief Nuclear Officer, Pacific Gas and Electric Company	45,417

(1) Section 16 officers of the Corporation and/or the Utility, as determined by the Corporation's and the Utility's Boards of Directors as of December 31, 2019.
(2) Payments primarily consist of salary.

15.  REORGANIZATION ITEMS

The following reflects reorganization items, net, post-petition through December 31, 2019:

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Debtor-in-possession financing costs	$97	$17	$114
Legal and other (1)	273	19	292
Interest income	(50)	(10)	(60)
Adjustments to LSTC	—	—	—
Total reorganization items, net	$320	$26	$346

(1) At December 31, 2019, the Corporation and the Utility incurred $916,975 and $1,167,280, respectively, in fees to the U.S. Trustee.